                                                            WEIL & COMPANY LLP
                                             233 WILSHIRE BOULEVARD, SUITE 600
                                           SANTA MONICA, CALIFORNIA 90401-1298
                                                 310-451-9871 FAX 310-394-4512
                                                                CPA@WEILCO.COM

CERTIFIED
PUBLIC
ACCOUNTANTS

                         INDEPENDENT AUDITOR'S REPORT

April 18, 1997
American Golf Corporation
Santa Monica, California 90405

We have audited the accompanying balance sheet of Darlington Driving Range, a division of American Golf Corporation, as of December 31, 1996, and the related statements of operations, home office equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Darlington Driving Range as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Weil & Company LLP
WEIL & COMPANY LLP

                           DARLINGTON DRIVING RANGE
                                BALANCE SHEET
                              DECEMBER 31, 1996

                   ASSETS
------------------------------------------
Current Assets:
 Cash .....................................  $   2,702
 Inventories (note 1) .....................      7,096
                                           -----------
   Total current assets ...................      9,798
Property and equipment, net (note 2)  .....    575,549
                                           -----------
   Total assets ...........................  $ 585,347
                                           ===========
           LIABILITIES AND EQUITY
------------------------------------------
Current Liabilities:
 Accounts payable and accrued liabilities    $   1,721
Payable to Home Office (note 4) ...........    279,949
                                           -----------
   Total liabilities ......................    281,670
                                           -----------
Home Office equity:
 Contributed capital (note 4) .............    452,719
 Accumulated deficit ......................   (149,042)
                                           -----------
   Total equity ...........................    303,677
                                           -----------
   Total liabilities and equity ...........  $ 585,347
                                           ===========

               See accompanying notes to financial statements.

                           DARLINGTON DRIVING RANGE
                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

 Revenue ........................ $701,255
                                ----------
Costs and expenses:
 Merchandise and food costs ....    43,764
 General and administrative  ...   196,703
 Operating expenses ............   303,653
 Depreciation and amortization      42,493
                                ----------
  Total costs and expenses  ....   586,613
                                ----------
Interest expense (note 4)  .....    34,060
                                ----------
  Net income ...................  $ 80,582
                                ==========

               See accompanying notes to financial statements.

                           DARLINGTON DRIVING RANGE
                           STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1996

 Cash flows from operating activities:
 Net income ......................................................................  $  80,582
 Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization ..................................................     42,493
  Inventories ....................................................................      1,026
  Other assets and prepaid expenses ..............................................        647
  Accounts payable and accrued liabilities .......................................     (3,519)
                                                                                  -----------
   Cash provided by operating activities .........................................    121,229
                                                                                  -----------
Cash flows used by investing activities--capital expenditures:                        (26,000)
                                                                                  -----------
Cash flows used by financing activities:
 Contributed capital .............................................................     16,052
 Payments on payable to Home Office ..............................................   (110,191)
                                                                                  -----------
   Cash used for financing activities ............................................    (94,139)
                                                                                  -----------
Increase in cash .................................................................      1,090
Cash at beginning of year ........................................................      1,612
                                                                                  -----------
Cash at end of year ..............................................................  $   2,702
                                                                                  ===========

               See accompanying notes to financial statements.

                           DARLINGTON DRIVING RANGE
                       STATEMENT OF HOME OFFICE EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                 CONTRIBUTED   ACCUMULATED    TOTAL
                                   CAPITAL       DEFICIT      EQUITY
                               ------------- ------------- ----------
Balances at December 31, 1995     $436,667      $(229,624)   $207,043
 Net income ...................         --         80,582      80,582
 Contributed capital ..........     16,052             --      16,052
                               ------------- ------------- ----------
Balances at December 31, 1996     $452,719      $(149,042)   $303,677
                               ============= ============= ==========

               See accompanying notes to financial statements.

                           DARLINGTON DRIVING RANGE
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Darlington Driving Range is a recreational facility managed by American Golf Corporation (Home Office). The Home Office manages and operates a driving range for the County of Bergen (the Owner).

(a) Inventories

     Inventories, consisting primarily of gold clubs and apparel, are valued at the lower of cost (first-in, first-out) or market.

(b) Property and Equipment

     Property and equipment are stated at cost. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets. Leasehold Improvements are depreciated using the straight-line method over the shorter of the lease or the estimated useful life of the asset.

     When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of an asset are capitalized.

     Depreciation expense for the year ended December 31, 1996 was $42,493.

(c) Statement of Cash Flows

     For purpose of the statements of cash flows, the Home Office considers temporary cash investments purchased with original maturities of three months or less and which are available for use in operations to be cash equivalents. No cash was paid for interest or income taxes in 1996.

(d) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) PROPERTY AND EQUIPMENT

     Property and equipment consists of the following:

                                                                ESTIMATED
                                                               USEFUL LIVES
                                                             --------------
Golf course and clubhouse equipment .............  $ 226,233    7-15 years
Buildings .......................................    561,908     15 years
                                                 -----------
                                                     788,141
Less, accumulated depreciation and amortization     (212,592)
                                                 -----------
                                                   $ 575,549
                                                 ===========

(3) INCOME TAX

     The Home Office has elected to be taxed as an S corporation under the Internal Revenue Code of 1986, as amended. Accordingly, corporate income is taxed directly to the shareholders for federal income tax reporting purposes.

     The Home Office therefore has no provision in its consolidated financial statements for federal income taxes.

(4) RELATED PARTY TRANSACTIONS

     Contributed capital at December 31, 1996 represents funding from the Home Office for cash flow deficit.

     The payable to Home Office represents funding from the Home Office for capital improvements at Darlington Driving Range. In 1992, the original amount of the payable was $724,072. The payable bears interest at 10% and matures in February 1999. Minimum future principal payments are as follows:

1997 ...  $121,729
1998 ...   134,476
1999 ...    21,184
        ----------
          $277,389
        ==========

(5) LEASE

     The Home Office leased the driving range for a period of 20 years expiring in November 2009. The lease provides for minimum annual payments of $66,000 adjusted annually by the Consumer Price Index. Commencing February 1, 1995, the minimum annual payments are to be reduced by $182,500 over a period of four years for the operational loss incurred by the range closure for several months during 1993 and 1994. Rental expense for the year ended December 31, 1996 was $39,102.

(6) COMMITMENTS

     The Home Office has entered into an operating lease for golf-course maintenance equipment used at Darlington Driving Range. The lease expires in March, 1999 with monthly lease payments totaling $3,770.

(7) SUBSEQUENT EVENT

     The Darlington Driving Range was sold in March, 1997.